UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) February 16, 2023 (February 15, 2023)

VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827		38-3519512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Village Center Drive,	Van Buren Township,	Michigan	48111
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	VC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 2 - FINANCIAL INFORMATION

Item 2.02.    Results of Operations and Financial Condition.

    On February 16, 2023, the registrant issued a press release regarding its financial results for the fourth quarter and full-year of 2022. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

    The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2023, the Organization and Compensation Committee of the Board of Directors of Visteon Corporation (the “Company”) approved base salary, annual incentive target, and long-term incentive award increases for certain officers of the Company including the named executive officers listed below. The base salary adjustments are effective April 1, 2023.

Name and Position	Base Salary	Annual Incentive Target	Long-Term Incentive Award
Sachin S. Lawande Chairman, President and Chief Executive Officer	$1,115,000	$1,325,000	$8,000,000

Jerome J. Rouquet Senior Vice President and Chief Financial Officer	$573,460	$470,250	$1,520,000

Brett D. Pynnonen Senior Vice President and Chief Legal Officer	$473,385	$318,250	$733,600

Robert R. Vallance Senior Vice President, Customer Groups, Product Lines & APAC Region General Manager	$430,000	$290,000	$700,000

Kristin E. Trecker Senior Vice President and Chief People Officer	$417,360	$280,250	$700,000

SECTION 7 - REGULATION FD

Item 7.01.    Regulation FD Disclosure.

    See “Item 2.02. Results of Operations and Financial Condition” above.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated February 16, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

By:	/s/Brett D. Pynnonen
Brett D. Pynnonen
Senior Vice President and Chief Legal Officer

Date: February 16, 2023

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